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                                                                   Exhibit 10.46

                       FARM ASSOCIATES LIMITED PARTNERSHIP
                              200 Brickstone Square
                          Andover, Massachusetts 01810
                         978.749.3000 . FAX 978.749.3009

                                                                        Dated:

NaviSite, Inc.
400 Minuteman Road
Andover, Massachusetts 01810

Re: Project located at 400 Minuteman Road, Andover, Massachusetts (the "Project") Temporary License to Occupy Space on 2nd Floor

Gentlemen:

     Farm Associates Limited Partnership, as Landlord, and NaviSite, Inc., as Tenant, have entered into a Lease, dated as of___________(the "New Lease"), for space on the 1st floor of the Building. For convenience, unless otherwise defined herein, terms used in this letter agreement have the same meanings as those used in the New Lease. The New Lease is attached hereto as Exhibit "A."

     Pursuant to a previous lease of the entire Project, Tenant leased both the 1st and 2nd floors of the Building (the "Old Lease"). The Old Lease has expired and terminated, and pursuant to the New Lease, Tenant has agreed to lease the Premises, which includes only space located on the 1st floor of the Building and a rooftop Penthouse, and Tenant has no right to lease or occupy space on the 2nd floor of the Building. However, Tenant will be performing Tenant improvements to its Premises under the New Lease to accommodate its personnel that it intends to relocate from the 2nd floor to the 1/st/ floor, and so Tenant has requested the right to temporarily occupy the 2nd floor space for a limited period of time so that it can relocate its personnel to the 1st floor in an orderly fashion.
     To accommodate Tenant, but only subject to the terms hereof (including, without limitation, the termination rights described herein), Landlord is willing to permit Tenant to temporarily occupy the space on the 2nd floor of the Building (the "Temporary Space"), which is agreed to contain 76,500 square feet of rentable area.

     To accomplish this, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

     1. Landlord hereby grants and Tenant accepts a revocable license permitting Tenant to temporarily occupy the Temporary Space on the terms and conditions of this letter agreement. This revocable license to temporarily occupy the Temporary Space, as embodied in this letter agreement and subject to the terms and conditions hereof, is called the "Temporary License."

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NaviSite, Inc.

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     2.   Although this is a revocable license, and not a lease, to avoid needless redrafting, and subject to the terms and conditions of this Temporary License, the terms and conditions of the New Lease are incorporated herein by this reference and form a part of this Temporary License, except as follows:

          (1) This Temporary License is an accommodation to Tenant, and so Landlord is not required to pay for or perform any work in connection with the Temporary Space, and Landlord will incur no Liabilities to Tenant (including, without limitation, any Liabilities for negligence) in connection with this Temporary License or the Temporary Space, all of which are hereby irrevocably waived by Tenant on its own behalf and on behalf of its Affiliates and insurers (although this will not affect Landlord's Liabilities to Tenant under the New Lease).

          (2) The term of the Temporary License begins on the date hereof and ends on the earliest of: six (6) months from the date hereof; or written notice of termination from Landlord or Tenant if the Temporary Space is damaged by casualty so as to be rendered untenantable; or Tenant's default hereunder or under the Lease not cured within applicable notice and cure periods; or on at least ten (10) days' prior written notice from Tenant if it entirely vacates and surrenders possession of the Temporary Space. Also, if Landlord leases or enters into letters of intent to lease less than all or substantially all of the Temporary Space, on at least thirty (30) days' prior written notice to Tenant Landlord will have the right to reclaim those areas of the Temporary Space and revoke this Temporary License with respect to those areas, and in that case Tenant will cooperate with Landlord and make diligent efforts to vacate and surrender those areas to Landlord as soon as reasonably possible, but in any case on or before the required date in Landlord's written notice. Tenant has no extension or renewal rights or options of any type under this Temporary License.

          (3) The Premises under this Temporary License will be the Temporary Space.

          (4) Tenant will not be required to pay base rent or any share of Taxes or Landlord's insurance costs for the Temporary Space or under this Temporary License (except as specifically set forth in Section 2(g) hereof), but during the term of this Temporary License it will pay in accordance with the New Lease and in addition to all amounts payable under the New Lease: (i) the costs for all utilities serving the Temporary Space plus 50% of all Operating Costs; less (ii) the utility costs and the Operating Costs payable during that same period by other tenants of the Temporary Space pursuant to their leases of the Temporary Space (if any such leases are entered into by Landlord, and Landlord has no obligation to enter into such leases).

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NaviSite, Inc.

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          (5)  Tenant agrees, represents and warrants that it has not engaged or dealt with any broker, agent, finder or similar party of any type in connection with this Temporary License, and Tenant will defend, indemnify and hold Landlord harmless from all Liabilities in connection with any claim by any broker, agent, finder or similar party engaged by Tenant or with whom Tenant has dealt in connection with this Temporary License.

          (6) Neither Landlord nor Tenant will be required to repair, rebuild or maintain the Temporary Space or the rest of the Project under this Temporary License, except that Tenant will be responsible for repairs and maintenance required as a result of any negligent or intentional misconduct by Tenant. Tenant will not be permitted to make any Alterations to the Temporary Space without Landlord's prior written approval. Tenant will not have the right or power to sublease, assign or otherwise Transfer this Temporary License or the Temporary Space or any interest therein under any circumstances or allow anyone other than Tenant's employees to occupy the Temporary Space.

          (7) Time is of the essence, and holding over will not be permitted unless otherwise specifically agreed to in writing by Landlord in its sole and arbitrary discretion. If Tenant holds over in the Temporary Space, then Tenant will indemnify, defend and hold harmless Landlord and its Affiliates from all Liabilities in connection therewith, and in addition to any other rights and remedies and amounts payable hereunder, Tenant will pay additional fees for the occupancy of the Temporary Space at the same rate as the base rent payable under the New Lease.

     3. (a) The sole right and remedy of Tenant and its Affiliates for any default by, or Liabilities incurred as a result of the acts or omissions of, Landlord or its Affiliates under or in connection with this Temporary License or the Temporary Space will be to terminate or specifically enforce this Temporary License, and all other rights and remedies are hereby irrevocably waived. Nothing in this Temporary License will affect the rights, obligations and other Liabilities of the parties under the New Lease, except that if Tenant fails to vacate and surrender the Temporary Space as and when required hereunder, it will also be deemed to be a default by Tenant under the New Lease, and Landlord may exercise any or all of its rights hereunder and/or under the New Lease. A default by Tenant under the New Lease pursuant to the terms of Article 21 thereof also will be a default by Tenant hereunder, and Landlord may exercise any or all of its rights hereunder and/or under the New Lease, all of which are cumulative and not exclusive.

          (b) If Tenant defaults hereunder, Landlord will have the right, but not the obligation, to enforce any or all of the rights and remedies set forth in the New Lease in connection

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NaviSite Inc.

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with that default hereunder, even though this is a temporary license and not a lease, in addition to the rights and remedies available to Landlord for a breach of this temporary license, all of which are cumulative and not exclusive.

         When and if signed and delivered by Landlord, Tenant and ClearBlue Technologies, Inc., this letter agreement will be a binding agreement executed under seal.

                                      Sincerely,

                                      Farm Associates Limited Partnership

                                      By:   Finca-Farm, Inc., general partner

ACCEPTED AND AGREED:
                                            By:

NaviSite, Inc.
                                            Name:
                                            Title:
By:                                         Authorized Signature
         Name:
         Title:
         Authorized Signature

By:
         Name:
         Title:
         Authorized Signature

By its signature below, ClearBlue Technologies, Inc. hereby agrees that the obligations and other Liabilities of Tenant under this Temporary License are guaranteed fully under any Guaranty of the New Lease executed by ClearBlue Technologies, Inc. in favor Landlord as if those Liabilities were part of Tenant's Liabilities under the New Lease, and notwithstanding any integration or similar clause in that Guaranty.

ClearBlue Technologies, Inc.

By:
         Name:

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NaviSite, Inc.

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         Title:
         Authorized Signature

By:
         Name:
         Title:
         Authorized Signature

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NaviSite, Inc.

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                                    EXHIBIT A

                                    New Lease